                                                                   Exhibit 24.01





                               POWER OF ATTORNEY




         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of Monro Muffler Brake, Inc., a New York corporation (the "Corporation"), constitutes and appoints LAWRENCE C. DAY to be his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities in connection with the filing of the Annual Report of Form 10-K of the Corporation for the fiscal year ended March 31, 1996 (the "Form 10-K") with the Securities and Exchange Commission, to sign the Form 10-K and any and all amendments related thereto and to file the same, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, or his substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, this power of attorney has been signed by the following director on June 25, 1996.




                                        /s/ Jack M. Gallagher
                                    ---------------------------
                                        Jack M. Gallagher

                               POWER OF ATTORNEY




         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of Monro Muffler Brake, Inc., a New York corporation (the "Corporation"), constitutes and appoints LAWRENCE C. DAY to be his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities in connection with the filing of the Annual Report of Form 10-K of the Corporation for the fiscal year ended March 31, 1996 (the "Form 10-K") with the Securities and Exchange Commission, to sign the Form 10-K and any and all amendments related thereto and to file the same, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, or his substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, this power of attorney has been signed by the following director on June 25, 1996.




                                        /s/ Robert W. August
                                      ------------------------
                                          Robert W. August

                               POWER OF ATTORNEY




         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of Monro Muffler Brake, Inc., a New York corporation (the "Corporation"), constitutes and appoints LAWRENCE C. DAY to be his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities in connection with the filing of the Annual Report of Form 10-K of the Corporation for the fiscal year ended March 31, 1996 (the "Form 10-K") with the Securities and Exchange Commission, to sign the Form 10-K and any and all amendments related thereto and to file the same, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, or his substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, this power of attorney has been signed by the following director on June 25, 1996.




                                        /s/ Frederick M. Danziger
                                     ------------------------------
                                           Frederick M. Danziger

                               POWER OF ATTORNEY




         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of Monro Muffler Brake, Inc., a New York corporation (the "Corporation"), constitutes and appoints LAWRENCE C. DAY to be his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities in connection with the filing of the Annual Report of Form 10-K of the Corporation for the fiscal year ended March 31, 1996 (the "Form 10-K") with the Securities and Exchange Commission, to sign the Form 10-K and any and all amendments related thereto and to file the same, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, or his substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, this power of attorney has been signed by the following director on June 25, 1996.




                                        /s/ Peter J. Solomon
                                     -------------------------
                                           Peter J. Solomon

                               POWER OF ATTORNEY




         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of Monro Muffler Brake, Inc., a New York corporation (the "Corporation"), constitutes and appoints LAWRENCE C. DAY to be his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities in connection with the filing of the Annual Report of Form 10-K of the Corporation for the fiscal year ended March 31, 1996 (the "Form 10-K") with the Securities and Exchange Commission, to sign the Form 10-K and any and all amendments related thereto and to file the same, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, or his substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, this power of attorney has been signed by the following director on June 25, 1996.




                                           /s/ Donald Glickman
                                     -------------------------------
                                             Donald Glickman

                               POWER OF ATTORNEY




         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of Monro Muffler Brake, Inc., a New York corporation (the "Corporation"), constitutes and appoints LAWRENCE C. DAY to be his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities in connection with the filing of the Annual Report of Form 10-K of the Corporation for the fiscal year ended March 31, 1996 (the "Form 10-K") with the Securities and Exchange Commission, to sign the Form 10-K and any and all amendments related thereto and to file the same, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, or his substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, this power of attorney has been signed by the following director on June 25, 1996.




                                            /s/ Lionel B. Spiro
                                         ------------------------
                                              Lionel B. Spiro

                               POWER OF ATTORNEY




         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of Monro Muffler Brake, Inc., a New York corporation (the "Corporation"), constitutes and appoints LAWRENCE C. DAY to be his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities in connection with the filing of the Annual Report of Form 10-K of the Corporation for the fiscal year ended March 31, 1996 (the "Form 10-K") with the Securities and Exchange Commission, to sign the Form 10-K and any and all amendments related thereto and to file the same, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, or his substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, this power of attorney has been signed by the following director on June 25, 1996.




                                        /s/ Burton S. August
                                  ------------------------------
                                          Burton S. August

                               POWER OF ATTORNEY




         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of Monro Muffler Brake, Inc., a New York corporation (the "Corporation"), constitutes and appoints LAWRENCE C. DAY to be his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities in connection with the filing of the Annual Report of Form 10-K of the Corporation for the fiscal year ended March 31, 1996 (the "Form 10-K") with the Securities and Exchange Commission, to sign the Form 10-K and any and all amendments related thereto and to file the same, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, or his substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, this power of attorney has been signed by the following director on June 25, 1996.




                                        /s/ Charles J. August
                                     -------------------------
                                          Charles J. August

                               POWER OF ATTORNEY




         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of Monro Muffler Brake, Inc., a New York corporation (the "Corporation"), constitutes and appoints LAWRENCE C. DAY to be his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities in connection with the filing of the Annual Report of Form 10-K of the Corporation for the fiscal year ended March 31, 1996 (the "Form 10-K") with the Securities and Exchange Commission, to sign the Form 10-K and any and all amendments related thereto and to file the same, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, or his substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, this power of attorney has been signed by the following director on June 25, 1996.




                                       /s/ W. Gary Wood
                                 --------------------------
                                         W. Gary Wood